SUPPLEMENT TO THE PROSPECTUS
The date of this supplement is August 14, 2019.

MFS® Total Return Series
Initial Class & Service Class Shares

Effective immediately, the following is added at the end of the section entitled "Principal Investment Strategies" under the main heading entitled "Summary of Key Information":
Beginning December 31, 2019, in connection with the pending portfolio management changes described under the sub-section entitled "Portfolio Manager(s)," the portion of the fund for which equity securities are selected primarily based on blending fundamental and quantitative research will be transitioned over time to a strategy of selecting investments primarily based on fundamental analysis of individual issuers.  It is expected that the transition will be completed by December 31, 2020.

Effective December 31, 2019, the section entitled "Portfolio Manager(s)" under the main heading entitled "Summary of Key Information" is replaced in its entirety as follows:
Portfolio Manager(s)

Portfolio Manager	Since	Title
Brooks Taylor	2004	Investment Officer of MFS
Steven Gorham	2002	Investment Officer of MFS
Joshua Marston	2008	Investment Officer of MFS
Johnathan Munko	December 2019	Investment Officer of MFS
Robert Persons	2017	Investment Officer of MFS
Jonathan Sage	2013	Investment Officer of MFS
Effective December 31, 2020, Brooks Taylor and Jonathan Sage will no longer be portfolio managers of the fund.
Effective immediately, the following is added at the end of the section entitled "Principal Investment Strategies" under the main heading entitled "Investment Objective, Strategies, and Risks":
Beginning December 31, 2019, in connection with the pending portfolio management changes described under the sub-section entitled "Portfolio Manager(s)," the portion of the fund for which equity securities are selected primarily based on blending fundamental and quantitative research will be transitioned over time to a strategy of selecting investments primarily based on fundamental analysis of individual issuers.  It is expected that the transition will be completed by December 31, 2020.
Effective December 31, 2019, the section entitled "Portfolio Manager(s)" beneath the main heading entitled "Management of the Fund" is replaced in its entirety as follows:
Portfolio Manager(s)
Information regarding the portfolio manager(s) of the fund is set forth below. Further information regarding the portfolio manager(s), including other accounts managed, compensation, ownership of fund shares, and possible conflicts of interest, is available in the fund’s SAI.

Portfolio Manager	Primary Role	Five Year History
Brooks Taylor	Lead/Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1996
Steven Gorham	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 1992
Joshua Marston	Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 1999
Johnathan Munko	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2010
Robert Persons	Investment Grade Debt Instruments Portfolio Manager	Employed in the investment area of MFS since 2000
Jonathan Sage	Equity Securities Portfolio Manager	Employed in the investment area of MFS since 2000
Effective December 31, 2020, Brooks Taylor and Jonathan Sage will no longer be portfolio managers of the fund.

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